Exhibit 1.1
SKYPEOPLE FRUIT JUICE, INC.
Common Stock

UNDERWRITING AGREEMENT

October 28, 2009

Roth Capital Partners, LLC
24 Corporate Plaza Drive
Newport Beach, CA 92660

Maxim Group LLC
405 Lexington Avenue
New York, NY  10174

Ladies and Gentlemen:

From time to time, Barron Partners LP (“Barron”) and Eos Holdings LLC (“Eos” and together with Barron, the “Selling Stockholders”), shareholders of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company”), will enter into one or more Pricing Agreements (each a “Pricing Agreement”), substantially in the form of Schedule I hereto, and, subject to the terms and conditions stated herein and therein, to sell, severally, but not jointly, through Roth Capital Partners, LLC and Maxim Group LLC (the “Underwriters”), certain shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as specified in Schedule I to a Pricing Agreement (the “Underwritten Shares”), and to grant the Underwriters the option to purchase additional shares (the “Additional Shares”) of Common Stock, as specified in Schedule I to a Pricing Agreement, as may be necessary to cover over-allotments made in connection with the sale of the Underwritten Shares.  The Underwritten Shares and Additional Shares are collectively referred to as the “Shares.”

This Agreement shall not be construed as an obligation of the Selling Stockholders to sell any Shares or as an obligation of the Underwriters to purchase any Shares.  The obligation of the Selling Stockholders to issue and sell any of the Shares and the obligation (in the case of Underwritten Shares) or option (in the case of Additional Shares) of the Underwriters to purchase any of the Shares shall be evidenced by a Pricing Agreement with respect to the Shares specified therein.

The Company, the Selling Stockholders and the Underwriters hereby confirm their agreement as follows:

1. Registration Statement and Prospectus.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-159959) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement (including post effective amendments) as may have been required to the date of this Agreement.  Such registration statement, as amended (including any post effective amendments), has been declared effective by the Commission.  Such registration statement, including amendments thereto (and post effective amendments thereto), the exhibits and any schedules thereto and the documents and information otherwise deemed to be a part thereof or included therein by the Securities Act or otherwise pursuant to the Rules and Regulations, is herein called the “Registration Statement.”  If the Company has filed or files an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term Registration Statement shall include such Rule 462 Registration Statement.  The Company is filing with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement to a form of prospectus relating to the Shares included in the Registration Statement.  Such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus,” and such final prospectus supplement as filed, along with the Base Prospectus, is hereinafter called the “Final Prospectus.”  Such Final Prospectus and any preliminary prospectus supplement in the form in which they shall be filed with the Commission pursuant to Rule 424(b) under the Securities Act (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus.”

For purposes of this Agreement, all references to the Registration Statement, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Next-Generation EDGAR system.  All references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

2. Representations and Warranties Regarding the Offering.

(a) The Company represents and warrants to, and agrees with, the Underwriters, as of the date hereof and as of each Closing Date, except as otherwise indicated, as follows:

(i) At each time of effectiveness, at the date hereof and at each Closing Date, the Registration Statement and any post-effective amendment thereto, complied or will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Time of Sale Disclosure Package (as defined below) as of the date hereof and at each Closing Date, and the Prospectus, as amended or supplemented, at the time of filing pursuant to Rule 424(b) under the Securities Act and at each Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representations and warranties set forth in the two immediately preceding sentences shall not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters specifically for use in the preparation thereof.  The Registration Statement contains all exhibits and schedules required to be filed by the Securities Act or the Rules and Regulations.  No order preventing or suspending the effectiveness or use of the Registration Statement or the Prospectus is in effect and no proceedings for such purpose have been instituted or are pending, or, to the Knowledge of the Company, are contemplated or threatened by the Commission.  The term “Knowledge” as used in this Agreement shall mean actual knowledge of the Company’s officers after due and reasonable inquiry.

(ii) The documents incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, were filed on a timely basis with the Commission and none of such documents, when they were filed (or, if amendments to such documents were filed, when such amendments were filed), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As used in this paragraph and elsewhere in this Agreement, “Time of Sale Disclosure Package” means the Base Prospectus and the Prospectus most recently filed with the Commission before the time of this Agreement, including any preliminary prospectus supplement deemed to be a part thereof.

(iii) The financial statements of the Company, together with the related notes, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.  No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.  To the Company’s Knowledge, Child, Van Wagoner & Bradshaw, PLLC, which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus is an independent public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

(iv) The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.

(v) All statistical or market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

(vi) The Common Stock, including the Shares, has been approved for listing on the NYSE Amex Equities, subject to notice of issuance.  On each business day following execution of a Pricing Agreement and on each Closing Date, the Common Stock will be registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE Amex Equities. There is no action pending by the Company or, to the Company’s Knowledge, NYSE Amex Equities to deny the listing or to withdraw the application to list the Common Stock on NYSE Amex Equities.

(vii) The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(viii) The Company is not and during the past three years neither the Company nor any predecessor was: (A) a blank check company as defined in Rule 419(a)(2) of the Securities Act or (B) an issuer for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act.

(ix) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(b) Any certificate signed by any officer of the Company and delivered to the Underwriters or to their respective counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

3. Representations and Warranties Regarding the Company.

(a) The Company represents and warrants to and agrees with, the Underwriters, except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, as follows:

(i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company has the corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have or is reasonably likely to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”).

(ii) The Company has the power and authority to enter into this Agreement.  This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(iii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or any subsidiary is a party of by which any property or asset of the Company or any subsidiary is bound or affected, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s charter or bylaws.

(iv) All consents, approvals, orders, authorizations and filings required on the part of the Company and its subsidiaries in connection with the execution, delivery or performance of this Agreement have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Effect.

(v) All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable securities laws, and conform to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.  The shares of Common Stock issuable upon exercise of the Common Stock Purchase Warrants, dated June 2, 2009, issued to the Selling Stockholders (the “Warrants”) are duly authorized and, when issued by the Company upon exercise of the Warrants in accordance with the terms and conditions of the Warrants, will be validly issued, fully paid and nonassessable, and will have been issued in compliance with all applicable securities laws, and will conform to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.  The shares of Common Stock issuable upon conversion of the Series B Preferred Stock (the “Series B”) are duly authorized and, when issued by the Company upon conversion of the Series B in accordance with the terms and conditions of the Certificate of Designations relating thereto, will be validly issued, fully paid and nonassessable, and will have been issued in compliance with all applicable securities laws, and will conform to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.  Except for the issuances of options or restricted stock in the ordinary course of business, since the respective dates as of which information is provided in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company.  The Selling Stockholders are the record and beneficial owners of the Warrants and Series B as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and upon execution of a Pricing Agreement, the Shares relating to such Pricing Agreement will be owned of record and beneficially by the Selling Stockholders as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, will be duly authorized and validly issued, fully paid and nonassessable, will have been sold in compliance with all applicable securities laws, and will be free of preemptive, registration or similar rights.

(vi) Except for Pacific Industry Holding Group Co., Ltd. and the PRC Companies (as defined in 5(a)(i) below), the Company does not own, directly or indirectly, any capital stock or other ownership interest in any partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

(vii) Each of the Company and its subsidiaries has filed all foreign, federal, state and local returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof.  Each of the Company and its subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective subsidiary.  The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements.  Except as disclosed in writing to the Underwriters, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes associated as due from the Company or its subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries.  The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto.  The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(viii) Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, (a) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company or any of its subsidiaries (other than (y) a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the issuance of restricted stock awards or restricted stock units under the Company’s existing stock awards plan, or any new grants thereof in the ordinary course of business and (z) as a result of the two shares for three shares reverse split of the Company’s Common Stock that is described in the Time of Sale Disclosure Package and Prospectus), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been the occurrence of any Material Adverse Effect.

(ix) There is not pending or, to the Knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which is reasonably likely to result in a Material Adverse Effect.

(x) The Company and each of its subsidiaries holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect.

(xi) The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus as being owned by them that are material to the business of the Company, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that are not reasonably likely to result in a Material Adverse Effect.  The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xii) The Company and each of its subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.  To the Knowledge of the Company, no action or use by the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee.

(xiii) The Company and each of its subsidiaries has complied with, is not in violation of, and has not received any notice of violation relating to any law, rule or regulation relating to the conduct of its business, or the ownership or operation of its property and assets, including, without limitation, (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering laws, rules or regulations, (B) any laws, rules or regulations related to health, safety or the environment, including those relating to the regulation of hazardous substances, (C) the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, (D) the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder, and (E) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, in each case except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect.

(xiv) Neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any director, officer, employee, representative, agent or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xv) The Company and each of its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries in the People’s Republic of China (the “PRC”).

(xvi) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Knowledge of the Company, is imminent that is reasonably likely to result in a Material Adverse Effect.

(xvii) Neither the Company nor any of its subsidiaries is in violation, breach or default under its certificate of incorporation, bylaws or other equivalent organizational or governing documents, except where the violation is not reasonably likely to result in a Material Adverse Effect.

(xviii) Neither the Company, its subsidiaries nor, to its Knowledge, any other party is in violation, breach or default of any Contract that is reasonably likely to result in a Material Adverse Effect.

(xix) No supplier, customer, distributor or sales agent of the Company has notified the Company that it  intends to discontinue or decrease the rate of business done with the Company, except where such decrease is not reasonably likely to result in a Material Adverse Effect.

(xx) There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Underwriters or the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Underwriters’ compensation, as determined by FINRA.

(xxi) Except as disclosed to the Underwriters in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(xxii) To the Company’s Knowledge, no (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member.  The Company will advise each Underwriter and its counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the offering.

(xxiii) Other than the Underwriters, no person has the right to act as a placement agent, an  underwriter or as a financial advisor to the Company in connection with the transactions contemplated hereby.

4. Representations and Warranties Regarding the PRC.

(a) The Company represents and warrants to and agrees with, the Underwriters, except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, as follows:

(i) The Company conducts substantially all of its operations and generates substantially all of its revenue through Shaanxi Tianren Organic Food Co., Ltd, a foreign invested company limited by shares formed under the laws of the PRC, and its subsidiaries, Huludao Wonder Fruit Co., Ltd. (“Huludao”) and Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd. (“Shaanxi Qiyiwangguo,” and collectively, the “PRC Companies”).

(ii) Each of the PRC Companies has been duly established, is validly existing as a company in good standing under the laws of the PRC, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing is not reasonably likely to result in a Material Adverse Effect.  Each of the PRC Companies has applied for and obtained all requisite business licenses, clearance and permits required under PRC laws and regulations as necessary for the conduct of its businesses, and each PRC Entity has complied in all material respects with all PRC laws and regulations in connection with foreign exchange, including without limitation, carrying out all relevant filings, registrations and applications for relevant permits with the PRC State Administration of Foreign Exchange and any other relevant  authorities, and all such permits are validly subsisting.

(iii) The registered capital of each of the PRC Companies has been fully paid up in accordance with the schedule of payment stipulated in its articles of association, approval documents, certificates of approval and legal person business licenses (hereinafter referred to as the “Establishment Documents”) and in compliance with PRC laws and regulations, and there is no outstanding capital contribution commitment for any of the PRC Companies.  The Establishment Documents of each of the PRC Companies have been duly approved in accordance with the laws of the PRC and are valid and enforceable.  The business scope specified in the Establishment Documents of each of the PRC Companies complies with the requirements of all relevant PRC laws and regulations.  The outstanding equity interests of each of the PRC Companies are owned of record by the Company or a wholly owned subsidiary, except for such specific entities or individuals identified as the registered holders thereof in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(iv) The ownership structure of each of the PRC Companies does not violate any prohibitory provisions of the applicable PRC laws and regulations; the transactions conducted in the PRC involving the PRC Companies relating to the establishment of such ownership structure, in each case, does not violate any explicit provisions of the applicable PRC laws and regulations; each of the PRC Companies’ business and operations comply with PRC laws and regulations in all material respects, and no consent, approval or license other than those already obtained is required under existing PRC laws and regulations for such ownership structures, businesses and operations.

(v) None of the PRC Companies nor any of their properties, assets or revenues has any right of immunity, on any grounds, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection with the transactions contemplated by this Agreement.

(vi) It is not necessary that this Agreement, the Registration Statement, the Time of Sale Disclosure Package, or any other document be filed or recorded with any governmental agency, court or other authority in the PRC.

(vii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC or to any political subdivision or taxing authority thereof or therein in connection with (a) the execution and delivery of this Agreement; (b) the sale and delivery by the Selling Shareholders of the Shares to or for the account of the Underwriters; (c) the sale and delivery outside the PRC by the Underwriters of the Shares to the purchasers thereof in the manner contemplated in this Agreement; or (d) the consummation of any other transaction contemplated in this Agreement.

(viii) The Company and its subsidiaries have taken all necessary steps to comply with, and have used their reasonable best efforts to ensure compliance by all of the Company’s direct or indirect shareholders and option holders who are PRC residents with, any applicable rules and regulations of the PRC State Administration of Foreign Exchange of the PRC, including, without limitation, requiring each shareholder and option holder that is, or is directly or indirectly owned or controlled by, a PRC resident to complete any registration and other procedures required under such rules and regulations.

(ix) The Company has used its reasonable best efforts to ensure compliance by each of its shareholders, option holders, directors, officers and employees who is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the PRC Ministry of Commerce, the PRC National Development and Reform Commission and the PRC State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens, including, requesting each shareholder, option holder, director, officer, employee and participant who is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under such rules and regulations.

(x) The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the PRC Ministry of Commerce, the PRC State Assets Supervision and Administration Commission, the PRC State Administration of Taxation, the PRC State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the PRC State Administration of Foreign Exchange of the PRC (with all official clarifications, guidance, interpretations, notices and implementation rules related thereto, the “M&A Rules”), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles controlled directly or indirectly by PRC-incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC to obtain the approval of the CSRC prior to the listing and trading of their securities on any stock exchange located outside of the PRC.  The Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice. No approval under the M&A Rules is required in connection with any of the transactions contemplated by this Agreement, the Registration Statement, the Time of Sale Disclosure Package and the Prospectus or the listing of the Shares on NYSE Amex Equities.

(xi) Shaanxi Tianren was in compliance with all requirements under all applicable PRC laws and regulations to qualify for their exemptions from enterprise income tax or other income tax benefits (the “Tax Benefits”) for the years ended December 31, 2007 and 2008, as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and the actual operations and business activities of Shaanxi Tianren were sufficient to meet the qualifications for the Tax Benefits.  No submissions made to any PRC government authority in connection with obtaining the Tax Benefits contained any misstatement or omission that would have affected the granting of the Tax Benefits.  Shaanxi Tianren has reapplied for recognition as a High Technology Enterprise to continue to qualify for the Tax Benefits.  Shaanxi Tianren has not received notice of any deficiency in its respective applications for the Tax Benefits, and the Company is not aware of any reason why Shaanxi Tianren might not qualify for, or be in compliance with the requirements for, the Tax Benefits.

(xii) All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by any of the PRC Companies as described in the Registration Statement, the Time of Disclosure Package and the Prospectus are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

(xiii) The entry into, and performance or enforcement of this Agreement in accordance with its terms will not subject the Underwriters to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will the Underwriters be deemed to be resident, domiciled, carrying on business or subject to taxation through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of entry into, performance or enforcement of this Agreement or any transaction contemplated by the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.

5. Representations and Warranties of the Selling Stockholders

(a) Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, the Underwriters as follows:

(i) This Agreement and the Custody Agreement (the “Custody Agreement”) between the Selling Stockholder and Continental Stock Transfer & Trust Company (the “Custodian”) have been duly authorized, executed and delivered by the Selling Stockholder, and constitute valid, legal and binding obligations of the Selling Stockholder, enforceable in accordance with their terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.  The execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, agreement or instrument to which the Selling Stockholder is a party or by which it is bound or to which any of its property is subject, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties, except for violations and defaults that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  The execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Selling Stockholder’s organizational documents.  No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Custody Agreement or for the consummation of the transactions contemplated hereby or thereby, including the sale of the Shares by the Selling Stockholder, except as may be required under the Securities Act or state securities or blue sky laws; and the Selling Stockholder has the power and authority to enter into this Agreement and the Custody Agreement and to consummate the transactions contemplated by such agreements.

(ii) On the date hereof, the Selling Stockholder is the record and beneficial owner of the Warrants and Series B as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.  The Selling Stockholder has the financial capacity to exercise the Warrants and, immediately prior to the execution of a Pricing Agreement, will have exercised the Warrants, in accordance with the terms thereof, with respect to the Shares that are the subject of such Pricing Agreement.  Upon execution of one or more Pricing Agreements and on each Closing Date, the Selling Stockholder will be the record and beneficial owner of all of the Shares to be sold by the Selling Stockholder on such Closing Date free and clear of all liens, encumbrances, equities and claims.

(iii) On the applicable Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer by the Selling Stockholder of the Shares will be fully paid or provided for by the Selling Stockholder.

(iv) All information with respect to the Selling Stockholder contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, or any amendment or supplement thereto, complied or will comply in all material respects with all applicable requirements of the Securities Act and the Rules and Regulations promulgated thereunder and does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(v) The Selling Stockholder, directly or indirectly, has not entered into any commitment, transaction or other arrangement, including any prepaid forward contract, 10b5-1 plan or similar agreement, which transfers or may transfer any of the legal or beneficial ownership or any of the economic consequences of ownership of the Shares, except as has been previously disclosed in writing to the Underwriters.

(vi) All information relating to the Selling Stockholder furnished by or on behalf of the Selling Stockholder in writing expressly for use in the Registration Statement or the Time of Sale Disclosure Package, as the case may be, is as of the applicable Closing Date, true, correct, and complete in all material respects, and does not, and will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.  In addition, the Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite the Selling Stockholder’s name in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(vii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(viii) Other than the Underwriters, no person has the right to act as a placement agent, underwriter or as a financial advisor in connection with the sale of the Shares contemplated hereby.

(ix) Nothing has come to the attention of the Selling Stockholder that has caused the Selling Stockholder to believe that the representations and warranties of the Company contained in Sections 2, 3 and 4 are not true and correct; the Selling Stockholder has reviewed the Registration Statement, the Time of Sale Disclosure Package  and the Prospectus and has no Knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Time of Sale Disclosure Package  which has had or which could reasonably be expected to result in a Material Adverse Effect, and the Selling Stockholder is not prompted to sell shares of Common Stock by any information concerning the Company that is not set forth in the Registration Statement or the Time of Sale Disclosure Package.

(b) Any certificate signed by any officer of the Selling Stockholder and delivered to the Underwriters or to each Underwriter’s counsel shall be deemed a representation and warranty by the Selling Stockholder to the Underwriters as to the matters covered thereby.

6. Purchase, Sale and Delivery of Shares.

(a) Pursuant to a Pricing Agreement, and on the basis of the representations, warranties and agreements herein and therein contained, but subject to the terms and conditions herein and therein set forth, each Selling Stockholder, on a several basis, will agree to sell and each Underwriter, on a several basis, will agree to purchase, at the time and place and at the purchase price (the “Per Share Price”) set forth in Schedule II to such Pricing Agreement, the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I to such Pricing Agreement.

(b) The Selling Stockholders may specify in a Pricing Agreement applicable to any Underwritten Shares that the Selling Stockholders thereby grant to the Underwriters the option to purchase some or all of the Additional Shares and, upon the basis of the warranties and representations and subject to the terms and conditions herein and therein set forth, each of the Underwriters shall have the right to purchase the number or proportion of Additional Shares set forth opposite its name on Schedule I to such Pricing Agreement at the Per Share Price as may be necessary to cover over-allotments made in connection with the offering of the Underwritten Shares.  This option may be exercised by the Underwriters at any time (but not more than once) on or before the thirtieth day following the date of such Pricing Agreement, by written notice to the Selling Stockholders and the Company (the “Option Notice”).  The Option Notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Closing Date (as defined below) nor earlier than the first business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised unless the Selling Stockholders and the Underwriters otherwise agree.

   Payment of the purchase price for and delivery of the Additional Shares shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Underwritten Shares as set forth in subparagraph (d) below.  For the purpose of expediting the checking of the certificate for the Additional Shares by the Underwriters, the Company agrees to make a form of such certificate available to the Underwriters for such purpose at least one full business day preceding the Option Closing Date.

(c) Book-entry security entitlements or certificates in negotiable form for the Underwritten Shares and Additional Shares, as applicable, to be purchased by the Underwriters pursuant to a Pricing Agreement will be placed in custody by the Selling Stockholders, for delivery under a Pricing Agreement and under the Custody Agreement made with the Custodian, as set forth in a Pricing Agreement.

(d) The Underwritten Shares or Additional Shares, as applicable, will be delivered by the Custodian to the Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Selling Stockholders, as appropriate, at the offices of Roth Capital Partners, LLC, 1251 Avenue of the Americas, 18th Floor, New York, NY  10020, or such other location within the State of New York as may be mutually acceptable, which shall occur on the third (or if the Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date of a Pricing Agreement, or at such other time and date as the Underwriters and the Selling Stockholders determine pursuant to Rule 15c6-1(a) under the Exchange Act or, in the case of the Additional Shares, at such date and time set forth in the Option Notice.  The time and date of delivery of the Underwritten Shares or the Additional Shares, as applicable, is referred to herein as the “Closing Date.”  For the avoidance of doubt, if more than one Pricing Agreement is signed in one day, the Closing Date and time of closing may be the same with respect to all such Pricing Agreements.  If the Underwriters so elect, delivery of the Shares may be made by credit through full fast transfer to the account at The Depository Trust Company designated by the Underwriters.  Certificates representing the Shares, in definitive form and in such denominations and registered in such names as the Underwriters may request upon at least two business days’ prior notice to the Company, will be made available for checking and packaging not later than 10:30 a.m. PDT on the business day next preceding the Closing Date at the above addresses, or such other location as may be mutually acceptable.

7. Covenants.

(a) The Company covenants and agrees with the Underwriters as follows:

(i) During the period beginning on the date hereof and ending on the later of the Closing Date or such date as determined by the Underwriters, a Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, including any Rule 462 Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Underwriters for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriters reasonably object.

(ii) From the date of this Agreement until the end of the Prospectus Delivery Period, the Company shall promptly advise the Underwriters in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Disclosure Package or the Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Time of Sale Disclosure Package, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  If the Commission shall enter any such stop order at any time during the Prospectus Delivery Period, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment.  Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b) of the Securities Act).

(iii) During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof, the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.  If during such period any event occurs the result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriters or their respective counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act, the Company will promptly notify the Underwriters and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) so as to correct such statement or omission or effect such compliance.

(iv) From the date of this Agreement until the end of the Prospectus Delivery Period, the Company shall file a prospectus supplement with the Commission incorporating each report on Form 10-Q or material Form 8-K filed under the Exchange Act (the “Exchange Act Report”).  Such prospectus supplement shall be filed on the same day on which the Exchange Act Report that created the requirement for the Company to file the prospectus supplement was filed.

(v) The Company will furnish to the Underwriters and counsel for each Underwriter copies of the Registration Statement, each Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

(vi) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(vii) Whether or not this Agreement is terminated, and whether or not the transactions contemplated hereby are consummated, the Company will pay or cause to be paid  (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery of the Shares to the Underwriters, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Shares, the Time of Sale Disclosure Package, the Prospectus, and any amendment thereof or supplement thereto, (C) all reasonable filing fees and reasonable fees and disbursements of Roth’s counsel incurred in connection with the qualification of the Shares for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions that the Underwriters shall designate, which shall, in no event, exceed $10,000, (D) the fees and expenses of any transfer agent or registrar, (E) the reasonable filing fees and reasonable fees and disbursements of Roth’s counsel incident to any required review and approval by FINRA, of the terms of the sale of the Shares, (F) listing fees, if any, and (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein.  In addition to the foregoing, the Company will reimburse Roth for its reasonable and documented out-of-pocket expenses incurred by it in connection with the sale of the Shares hereunder or in contemplation of performing its obligations hereunder, including, but not limited to, reasonable attorneys’ fees and disbursements, printing expenses, travel expenses, postage, facsimile and telephone charges, up to an aggregate of $70,000.  If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 9 or Section 12 hereof, the Company will reimburse Roth for all out-of-pocket disbursements (including, but not limited to, reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by Roth in connection with its investigation, preparing to market and marketing the Shares or in contemplation of performing its obligations hereunder.  Notwithstanding anything contained herein, the maximum amount payable by the Company for Roth’s counsel fees, disbursements and other out-of-pocket expenses pursuant to this Section 7(a)(vii) shall be $100,000.

(viii) The Company will not take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ix) The Company will issue any shares of Common Stock comprising the Underwritten Shares or Additional Shares in compliance with the Warrants, including the beneficial ownership limitation set forth therein.

(x) The Company hereby agrees that, without the prior written consent of Roth, it will not, during the period ending 90 days after the date hereof (“Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.  The restrictions contained in the preceding sentence shall not apply to (1) the Shares to be sold pursuant to any Pricing Agreement, (2) the issuance of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding exhibits thereto) or the Prospectus, or (3) the issuance of employee stock options not exercisable during the Lock-Up Period and the grant of restricted stock awards or restricted stock units pursuant to equity incentive plans described in the Registration Statement (excluding exhibits thereto) and the Prospectus.  Notwithstanding the foregoing, if (x) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Roth waives such extension in writing.

(xi) The Company shall have taken such actions as are reasonably required to have the Common Stock, including the Shares, registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE Amex Equities.

(b) Each Selling Stockholder, severally and not jointly, covenants and agrees with the Underwriters as follows:

(i) The Selling Stockholder hereby agrees that, without the prior written consent of Roth, it will not, during the Lock-Up Period, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, lend, or otherwise transfer or dispose of, directly or indirectly, any of the Shares or any securities convertible into or exercisable or exchangeable for the Shares; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the Shares or such other securities, in cash or otherwise.  Notwithstanding the foregoing, if (x) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Roth waives such extension in writing.

(ii) The Selling Stockholders will exercise their rights to purchase any shares of Common Stock comprising the Underwritten Shares or Additional Shares in compliance with the Warrants, including the beneficial ownership limitation set forth therein.

(iii) The Selling Stockholders, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid  (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Investors of the Shares to be sold by the Selling Stockholders hereunder.

(iv) Such Selling Stockholder will deliver to the Underwriters prior to the applicable Closing Date a properly completed and executed United States Treasury Department Form W-9.

(v) During the Prospectus Delivery Period, such Selling Stockholder will advise the Underwriters promptly, and if requested by the Underwriters, will confirm such advice in writing, of any change in information relating to such Selling Stockholder in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.

8. Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at each Closing Date (as if made at each Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, the performance by the Company and the Selling Stockholders of their obligations hereunder and the following additional conditions:

(a) If filing of the Prospectus, or any amendment or supplement thereto, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b) under the Securities Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462 Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package or the Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or otherwise) shall have been complied with to the Underwriters’ satisfaction.

(b) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) The Underwriters shall not have reasonably determined and advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in the Underwriters’ reasonable opinion, is material, or omits to state a fact which, in the Underwriters’ reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(d) On each Closing Date there shall have been furnished to the Underwriters the opinion and negative assurance letters of Guzov Ofsink, LLC, dated as of each Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Schedule II.

(e) On each Closing Date, there shall have been furnished to the Underwriters the opinion the Company’s China counsel, dated as of each Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Schedule III.

(f) On each Closing Date, there shall have been furnished to the Underwriters the opinion of legal counsel to Barron, dated as of each Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Schedule IV.

(g) On each Closing Date, the Underwriters shall have received a letter of Child, Van Wagoner & Bradshaw, PLLC, dated as of each Closing Date addressed to the Underwriters, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and confirming, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to the Underwriters concurrently with the execution of this Agreement.

(h) On or before the date hereof, the Underwriters shall have received duly executed “lock-up” agreements, in substantially the form set forth in Schedule V, with those persons set forth on Schedule VI.

(i) On each Closing Date, there shall have been furnished to the Underwriters a certificate, dated as of each Closing Date and addressed to the Underwriters, signed by the chief executive officer and the chief financial officer of the Company, in their capacity as officers of the Company, to the effect that:

(i)The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) No stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, (B) suspending the qualification of the Shares for offering or sale, or (C) suspending or preventing the use of the Time of Sale Disclosure Package or the Prospectus has been issued, and no proceeding for that purpose has been instituted or, to their Knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii) There has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to the Closing Date.

(j) On each Closing Date, there shall have been furnished to the Underwriters certificates, dated the applicable Closing Date and addressed to the Underwriters, signed by each Selling Stockholder, to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct, in all material respects, as if made at and as of the applicable Closing Date, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the applicable Closing Date.

(k) On each Closing Date, the Common Stock, including the Shares, will be registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE Amex Equities.

(l) On the Closing Date relating to the first Pricing Agreement executed in connection herewith, the Company will have effected, in accordance with Florida law, the two shares for three shares reverse split of its Common Stock that is described in the Time of Sale Disclosure Package and Prospectus, and provided evidence thereof that is reasonably satisfactory to the Underwriters.

(m) The Company and the Selling Stockholders shall have furnished to the Underwriters and counsel for each Underwriter such additional documents, certificates and evidence as the Underwriters or counsel for each Underwriter may have reasonably requested.

    (n) If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company and the Selling Stockholders at any time at or prior to the applicable Closing Date and such termination shall be without liability of any party to any other party, except that Section 7(a)(vii), Section 9 and Section 10 shall survive any such termination and remain in full force and effect.

9. Indemnification and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless the Underwriters, their affiliates, directors and officers and employees, and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Underwriters or such person may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Prospectus), or in any materials or information provided to Investors by, or with the approval of, the Company in connection with the marketing of the Shares, including any roadshow or investor presentations (whether in person or electronically) (“Marketing Materials”), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) in whole or in part, any inaccuracy in the representations and warranties of the Company contained herein, or (iii) in whole or in part, any failure of the Company to perform its obligations hereunder or under law, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any amendment or supplement thereto, or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Underwriters and Selling Stockholders specifically for use in the preparation thereof.

(b) The Company agrees to indemnify, defend and hold harmless the Selling Stockholders, their respective affiliates, directors and officers and employees, and each person, if any, who controls the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Selling Stockholders or such person may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Time of Sale Disclosure Package, the  Prospectus, any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Prospectus), or any Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) in whole or in part, any inaccuracy in the representations and warranties of the Company contained herein, or (iii) in whole or in part, any failure of the Company to perform its obligations hereunder or under law, and will reimburse the Selling Stockholders for any legal or other expenses reasonably incurred by them in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any amendment or supplement thereto, or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholders specifically for use in the preparation thereof.

(c) Each Selling Stockholder will, severally and not jointly, indemnify, defend and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or the Underwriters by the Selling Stockholders specifically for use in the preparation thereof, (ii) in whole or in part, any inaccuracy in the representations and warranties of the Selling Stockholder contained herein, or (iii) in whole or in part, any failure of the Selling Stockholder to perform its obligations hereunder or under law, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action.

(d) The Underwriters will defend and hold harmless the Company and the Selling Stockholders, their respective affiliates, directors, officers and employees, and each person, if any, who controls the Company or a Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company or a Selling Stockholders may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriters), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any amendment or supplement thereto, or any Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any amendment or supplement thereto, or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use in the preparation thereof, and will reimburse the Company or a Selling Stockholder for any legal or other expenses reasonably incurred by the Company or a Selling Stockholder in connection with defending against any such loss, claim, damage, liability or action.

(e) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure.  In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (ii) a conflict or potential conflict exists (based on the reasonable advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a), (b), (c) or (d) of this Section 9, in which event the reasonable and documented fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

The indemnifying party under this Section 10 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(f) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b), (c) or (d) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, as a group, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, as a group, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders, as a group, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds (including proceeds from the exercise of the warrants related to the Shares (the “Warrants”)) from the offering (before deducting expenses) received by the Company and the Selling Stockholders, as a group, and the underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (f) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (f).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (f).  Notwithstanding the provisions of this subsection (f), neither Underwriter shall be required to contribute any amount in excess of the amount of such Underwriter’s commission actually received pursuant to this Agreement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g) The obligations of the Company and the Selling Stockholders under this Section 10 shall be in addition to any liability that the Company and the Selling Stockholders may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability that the Underwriters may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to the Company, the Selling Stockholders and their respective officers, directors and each person who controls the Company or a Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(h) For purposes of this Agreement, the Underwriters confirm, and the Company and each Selling Stockholder acknowledge, that there is no information concerning the Underwriters furnished in writing to the Company or the Selling Stockholders by the Underwriters specifically for preparation of or inclusion in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, other than the statements regarding the Underwriters set forth in the “Underwriting” section of the Prospectus and Time of Sale Disclosure Package, only insofar as such statement relate to the amount of selling concession and re-allowance or to over-allotment and related activities that may be undertaken by the Underwriters.

10. Representations and Agreements to Survive Delivery.  All representations, warranties, and agreements of the Company and the Selling Stockholders herein or in certificates delivered pursuant hereto including, but not limited to, the agreements of the Underwriters, the Selling Stockholders and the Company contained in Section 7(a)(vii) and Section 9 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof, or the Company and the Selling Stockholders or any of their respective officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Shares to and by the Underwriters hereunder.

11. Termination of this Agreement. The Underwriters shall have the right to terminate this Agreement by giving notice to the Company and the Selling Stockholders as hereinafter specified at any time at or prior to the Closing Date if (i) trading in the Company’s Common Stock shall have been suspended by the Commission or NYSE Amex or trading in securities generally on NYSE Amex, the New York Stock Exchange or the Nasdaq Global Market shall have been suspended, (ii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on NYSE Amex, the New York Stock Exchange or the Nasdaq Global Market, by such exchange or by order of the Commission or any other governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by federal, New York state or PRC authorities, (iv) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration by the United States or the PRC of a national emergency or war, any change in financial markets, any substantial change or development involving a prospective substantial change in United States, PRC or international political, financial or economic conditions, or any other calamity or crisis, or (v) the Company suffers any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, the effect of which, in each case, in the Underwriters’ judgment is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares.  Any such termination shall be without liability of any party to any other party except that the provisions of 7(a)(vii) and Section 9 hereof shall at all times be effective and shall survive such termination.

12. Notices.  Except as otherwise provided herein, all communications hereunder shall be in writing and, if to Roth, shall be mailed, delivered or telecopied to Roth Capital Partners, LLC, 24 Corporate Plaza Drive, Newport Beach, CA  92660, telecopy number: (949) 720-7227, Attention:  Managing Director; if to Maxim, shall be mailed, delivered or telecopied to Maxim Group LLC, 405 Lexington Ave., 2nd Floor, New York, NY  10174, telecopy number:  (212) 895-3695, Attention:  Paul LaRosa; if to Barron, shall be mailed, delivered or telecopied to it at Barron Partners LP, 730 Fifth Avenue, 25th Floor, New York, New York 10019, telecopy number: 212-359-0222, Attention:  Andrew Barron Worden; if to Eos, shall be mailed, delivered or telecopied to it at Eos Holdings LLC, 2560 Highvale Drive, Las Vegas, Nevada 89134, telecopy number: 917-591-7787, Attention: Jon Carnes; and if to the Company, shall be mailed, delivered or telecopied to it at SkyPeople Fruit Juice, Inc., 362 W. Woodruff Ave., Arcadia, CA 91007, telecopy number: 818-390-1272, Attention:  Spring Liu; or in each case to such other address as the person to be notified may have requested in writing.  Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

13. Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 9.  Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained.  The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the Underwriters.

14. Absence of Fiduciary Relationship.  The Company and each of the Selling Stockholders acknowledge and agree that: (a) the Underwriters have been retained solely to act as underwriters in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and the Selling Stockholders and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or are advising the Company or the Selling Stockholders on other matters; (b) the price and other terms of the Shares set forth in this Agreement were established by the Company and the Selling Stockholders following discussions and arms-length negotiations with the Underwriters and the Company and the Selling Stockholders are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) they have been advised that the Underwriters and their affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and the Selling Stockholders and that the Underwriters have no obligation to disclose such interest and transactions to the Company or the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; (d) they have been advised that the Underwriters are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriters, and not on behalf of the Company or the Selling Stockholders.

15. Amendments and Waivers.  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

16. Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

17. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. Counterparts.  This Agreement may be executed and delivered (including by facsimile transmission and electronic mail attaching a portable document file (.pdf)) in one or more counterparts and, if executed and delivered in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

           Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholders and the Underwriters in accordance with its terms.
Very truly yours,

SKYPEOPLE FRUIT JUICE, INC.

By:  /s/ Youngke Xue
Name:   Younge Xue
Title:  CEO

Confirmed as of the date first above-
mentioned by the Selling Stockholders

BARRON PARTNERS LP

By:  /s/ Andrew B. Worden
Name:   Andrew B. Worden
Title:   Managing Partner

EOS HOLDINGS LLC

By: /s/ Jon R. Carnes
Name:  Jon R. Carnes
Title:  President

Confirmed as of the date first above-
mentioned by the Underwriters.

ROTH CAPITAL PARTNERS, LLC

By: /s/ Aaron M. Gurewitz
Name: Aaron M. Gurewitz
Title: Head of Equity Capital Markets

MAXIM GROUP LLC

By: /s/ Paul LaRosa
Name:  Paul LaRosa
Title:  Senior Managing Director

SCHEDULE I

Pricing Agreement

October __, 2009

Ladies and Gentlemen:

Barron Partners LP (“Barron”) and Eos Holdings LLC (“Eos” and together with Barron, the “Selling Stockholders”), shareholders of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company”), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated October 27, 2009 (the “Underwriting Agreement”), by and among the Selling Stockholders and the Company, on the one hand, and Roth Capital Partners, LLC and Maxim Group LLC (the “Underwriters”), on the other hand, to sell to the Underwriters the Shares specified in Schedule I.

Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth in the Underwriting Agreement shall be deemed to have been made at and as of the date of the Underwriting Agreement and at and as of the date this Agreement.  Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.  For purposes of this Agreement, references in the Underwriting Agreement to “this Agreement” shall be deemed to include the Underwriting Agreement and this Agreement.

Each of the Selling Stockholders hereby confirm, and represent and warrant, that it is, as of the date hereof and as of the Closing Date, the record and beneficial owner of all of the Shares to be sold by the Selling Stockholder on such Closing Date free and clear of all liens, encumbrances, equities and claims.  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference: (i) each Selling Stockholder, on a several basis, agrees to sell and each Underwriter, on a several basis, agrees to purchase, at the time and place and at the Per Share Price set forth in Schedule II, the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I, and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Additional Shares, as provided in the Underwriting Agreement, each Selling Stockholder, on a several basis, agrees to sell and each Underwriters agrees to purchase, on a several basis, at the Per Share Price, that portion of the number of Additional Shares as to which such election shall have been exercised.

Book-entry security entitlements or one or more certificates, in negotiable and proper deliverable form (with signature guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association  recognized program or by a Medallion Signature Guarantor), in each case accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned so guaranteed, representing no less than the number of Underwritten Shares and Additional Shares, as applicable, have been placed in custody by the Selling Stockholders, for delivery under this Agreement and under the Custody Agreement made with the Custodian.  Each Selling Stockholder agrees that the shares represented by the security entitlements or certificates held in custody for the Selling Stockholders under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law.  If any entity is terminated or dissolved before the delivery of the Underwritten Shares or Additional Shares, as applicable, security entitlements or certificates for such shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such termination or dissolution had not occurred, regardless of whether or not the Custodian shall have received notice of such termination or dissolution.

Please sign and return to the Company the enclosed duplicates of this pricing agreement whereupon this pricing agreement will become a binding agreement between the Company, the Selling Stockholders and the Underwriters in accordance with its terms.
Very truly yours,

SKYPEOPLE FRUIT JUICE, INC.

By:
Name:
Title:

Confirmed as of the date first above-
mentioned by the Selling Stockholders

BARRON PARTNERS LP

By:
Name:
Title:

EOS HOLDINGS LLC

By:
Name:
Title:

Confirmed as of the date first above-
mentioned by the Underwriters.

ROTH CAPITAL PARTNERS, LLC

By:
Name:
Title:

MAXIM GROUP LLC

By:
Name:
Title:

SCHEDULE I TO PRICING AGREEMENT

Purchase and Sale Amounts*

Selling Stockholder	Underwritten Shares	Additional Shares
Barron Partners LP	( )	( )
Eos Holdings LLC	( )	( )

Underwriter	Underwritten Shares	Additional Shares
Roth Capital Partners, LLC	( )	( )
Maxim Group LLC	( )	( )
__________________
* Amounts in parentheses indicate the number of shares after giving effect to the two shares of common stock for three shares of common stock reverse stock split of the Company that will be effectuated in connection with the transactions that are the subject of the Underwriting Agreement.

SCHEDULE II TO PRICING AGREEMENT

Pricing Agreement No.:
Effective Date and Time:
Number of Shares*
Number of Underwritten Shares:*	( )
Maximum Number of Additional Shares:*	( )
Offering Price to Public:*	( )
Purchase Price by Underwriters:*	( )
Commission Payable to Underwriters:*	( )
Closing Date:
Other Terms:

* Amounts in parentheses give effect to the two shares of common stock for three shares of common stock reverse stock split of the Company that will be effectuated in connection with the transactions that are the subject of the Underwriting Agreement.

SCHEDULE II

Company Opinions

(Note that the Company Opinions will need to include this Agreement and each Pricing Agreement.)

1.           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Florida with the requisite corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

2.           The Company is duly registered or qualified to do business as a foreign corporation and is in good standing under the laws of the States of __________.

3.           The issuance of the Shares has been duly authorized and the Shares are validly issued, fully paid and nonassessable.

4.           The holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights or rights of first refusal arising (i) by operation in the Company’s certificate of incorporation or bylaws, (ii) pursuant to the Agreement or any agreements filed as an exhibit to the Registration Statement or to any report filed under the Exchange Act that is incorporated by reference in the Prospectus (each such agreement a “Material Contract”) or (iii) to our Knowledge, otherwise.

5.           The statements in the Prospectus under the headings “Description of Capital Stock” and in the Registration Statement in Part II, Item 15, insofar as such statements purport to summarize legal matters, agreements or documents discussed therein, fairly summarize such legal matters, agreements or documents, in all material respects.

6.           The Registration Statement has been declared by the Commission.  We have been orally advised by the Staff of the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to our Knowledge, no proceedings for that purpose have been instituted or overtly threatened by the Commission.  Any required filing of the Prospectus, and any required supplement thereto, pursuant to Rule 424(b) under the Securities Act, has been made in the manner and within the time period required by Rule 424(b).

7.           The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.

8.           The Company is not, and, after giving effect to the offering and sale of the Shares, will not be required to register as an “investment company” as defined in the Investment Company Act.

9.           No consent, approval, authorization or filing with or order of any U.S. Federal, State of Florida or New York court or governmental agency or body having jurisdiction over the Company is required for the consummation by the Company of the transactions contemplated by the Agreement, except (i) such as have been made or obtained under the Securities Act and (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by Roth in the manner contemplated in the Agreement and in the Prospectus.

10.           The issue and sale of the Shares pursuant to the Agreement will not result in a breach or violation of (or constitute any event that with notice, lapse of time or both would result in a breach of violation of):  (i) the certificate of incorporation or bylaws of the Company, (ii) any statute, law, rule, or regulation which, in our experience is typically applicable to transactions of the nature contemplated by the Agreement and is applicable to the Company, (iii) any order, writ, judgment, injunction, decree, or award that has been entered against the Company and of which we are aware, or (iv) any Material Contract.

11.           To our Knowledge, except as set forth in the Time of Sale Disclosure Package and the Prospectus, the Company is not a party to any written agreement granting holders of securities of the Company rights to require the registration under the Securities Act of resales of such securities.

           In addition to rendering legal advice and assistance to the Company in the course of the preparation of the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, involving, among other things, discussions and inquiries concerning various legal matters and the review of certain corporate records, documents and proceedings, we also participated in conferences with certain officers and other representatives of the Company, including its independent certified public accountants and with you and your counsel, at which the contents of the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and related matters were discussed.  We have not, however, independently verified the accuracy, completeness or fairness of the information contained or incorporated by reference in the Registration Statement and the Prospectus.

However, based on our participation as described in the preceding paragraph, (i) we believe (a) the Registration Statement (as of its effective date), the Time of Sale Disclosure Package (as of the Time of Sale), the Prospectus (as of its date), and any further amendments and supplements thereto (as of their respective dates), as applicable, made by the Company prior to the Closing Date (other than the financial statements and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no belief) appear on their face to be appropriately responsive and comply as to form in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (b) the documents incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (other than the financial statements and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no opinion or belief), at the time they were filed with the Commission, appear on their face to have been appropriately responsive and complied as to form in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (c) we confirm that no facts have come to our attention that would lead us to believe (i) that any part of the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (other than the financial statements and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no opinion or belief), when the Registration Statement or such part or amendment became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Time of Sale Disclosure Package and the Prospectus and any further amendments and supplements thereto, as applicable, made by the Company prior to the Closing Date (other than the financial statements and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no opinion or belief), as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) that, as of its date and as of the Closing Date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and schedules and other financial and statistical data included therein or derived therefrom, as to which we express no opinion or belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition, we supplementally inform you that, to our Knowledge, there is no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its properties by a third party of a character required to be disclosed in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus that is not disclosed in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus as required by the Securities Act and the rules thereunder.

The term “Knowledge” as used in this opinion shall mean the actual knowledge of the attorneys who have been directly involved in representing the Company without any independent inquiry.

SCHEDULE III

China Opinions

(Note that the China Opinions will need to include this Agreement and each Pricing Agreement.)

1. Shaanxi Tianren has been duly organized and is validly existing as a wholly foreign owned enterprise with limited liability under the PRC laws and regulations; Shaanxi Tianren’s business license is in full force and effect; Shaanxi Tianren has been duly qualified as a foreign invested enterprise; 99% and 1% of the equity interests of Shaanxi Tianren are owned by Pacific Industry Holding Group Co., Ltd. (“Pacific”) and four PRC resident shareholders, respectively, and to the best of our Knowledge, such equity interests are free and clear of all liens, encumbrances, equities or claims; and the articles of association, the business license and other constituent documents of Shaanxi Tianren comply with the requirements of applicable PRC laws and regulations and are in full force and effect.

2. Huludao Wonder Fruit Co., Ltd. (“Huludao”) has been duly organized and is validly existing as a limited liability company under the PRC laws and regulations; Huludao’s business license is in full force and effect; 100% of the equity interests of Huludao are owned by Shaanxi Tianren, and to the best of our Knowledge, such equity interests are free and clear of all liens, encumbrances, equities or claims; and the articles of association, the business license and other constituent documents of Huludao comply with the requirements of applicable PRC laws and regulations and are in full force and effect.

3. Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd. (“Shaanxi Qiyiwangguo”) has been duly organized and is validly existing as a limited liability company under the PRC laws and regulations; Shaanxi Qiyiwangguo’s business license is in full force and effect; 91.15% and 8.85% of the equity interests of Shaanxi Qiyiwangguo are owned by Shaanxi Tianren and Xi’an Qinmei Food Co., Ltd., and to our Knowledge, such equity interests are free and clear of all liens, encumbrances, equities or claims; and the articles of association, the business license and other constituent documents of Shaanxi Qiyiwangguo comply with the requirements of applicable PRC laws and regulations and are in full force and effect.

4. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, each of Shaanxi Tianren, Huludao and Shaanxi Qiyiwangguo (collectively, the “PRC Group Companies”) has full corporate right, power and authority and has all necessary governmental authorizations of and from, and has made all necessary declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business, and such governmental authorizations contain no materially burdensome restrictions or conditions; to our Knowledge, none of the PRC Group Companies has any reason to believe that any regulatory body is considering modifying, suspending, revoking or not renewing any such governmental authorizations; and each of the PRC Group Companies is in compliance in all material respects with the provisions of all such governmental authorizations and conducts its business in all material respects in accordance with any PRC laws and regulations to which it is subject or by which it is bound.

5. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, none of the PRC Group Companies has taken any action nor have any steps been taken or legal or administrative proceedings been commenced or threatened for the winding up, dissolution or liquidation of any of the PRC Group Companies or for the suspension, withdrawal, revocation or cancellation of any of their respective business license.

6. The ownership structure of the PRC Group Companies does not violate any prohibitory provisions of the applicable PRC laws and regulations; the transactions conducted in the PRC involving the PRC Group Companies relating to the establishment of such ownership structure, in each case, did not and do not violate any explicit provisions of the applicable PRC laws and regulations.

7. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, each of the PRC Group Companies owns or otherwise has the legal right to use, or can acquire on reasonable terms, the intellectual property (“Intellectual Property”) as currently used or as currently contemplated to be used by the PRC Group Companies.

8. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, to our Knowledge, none of the PRC Group Companies is infringing, misappropriating or violating any intellectual property right of any third party in the PRC; no Intellectual Property is subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such Intellectual Property in the PRC that would impair the validity or enforceability of such Intellectual Property; and none of the Company or any of the PRC Group Companies has received any notice of any claim of infringement or conflict with any such rights of others.

9. Other than potential withholding PRC taxes on holders of the Shares who are non-residents of the PRC in respect of (A) any payments, dividends or other distributions made on the Shares or (B) gains made on sales of the Shares between non-residents of the PRC consummated outside the PRC, there are no other PRC income tax or other taxes or duties applicable to such holders of Shares unless the holder thereof is subject to such taxes in respect of the Shares by reason of being connected with the PRC other than by reason solely of the holding of the Shares or receiving payments in connection therewith.

10. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no legal, arbitration or governmental proceedings in progress or pending or, to our Knowledge, threatened, in the PRC to which the Company, or any PRC Group Company is a party or of which any property of any PRC Group Company is subject.

11. On August 8, 2006, six PRC regulatory agencies, namely, the PRC Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (“CSRC”), and the State Administration of Foreign Exchange, jointly adopted the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “New M&A Rule”), which became effective on September 8, 2006.  The New M&A Rule purports, among other things to require offshore special purpose vehicles, or SPVs, formed for overseas listing purposes through acquisitions of PRC domestic companies and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to publicly listing their securities on an overseas stock exchange. On September 21, 2006, pursuant to the New M&A Rule and other PRC laws and regulations, the CSRC, in its official website, promulgated relevant guidance with respect to the issues of listing and trading of domestic enterprises’ securities on overseas stock exchanges, including a list of application materials with respect to the listing on overseas stock exchanges by SPVs. Based on our understanding of current PRC laws and regulations, we believe that CSRC approval is not required in respect of this Offering.

12. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the current beneficial owners of the Company who are PRC residents, have registered with the applicable local office of the SAFE in accordance with the SAFE’s Notice on Relevant Issues Concerning Foreign Exchange Administration for PRC Residents to Engage in Financing and Inbound Investment via Overseas Special Purpose Vehicles, issued on October 21, 2005.

13. As a matter of PRC law and regulations, none of the PRC Group Companies or their properties, assets or revenues has any right of immunity, on any grounds, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection with the transactions contemplated by the Underwriting Agreement.

14. The sale of the Shares and the compliance by the Company and the Selling Stockholders with all of the provisions of the Underwritng Agreement and the consummation of the transactions contemplated thereby do not result in any violation of the provisions of the articles of association, business license or any other constituent documents of any of the PRC Group Companies or any applicable statute or any order, rule or regulation, including without limitation the New M&A Rule, of any governmental agency having jurisdiction over any of the PRC Group Companies or any of its properties.  No governmental authorization of any governmental agency in the PRC is required for the consummation of the transactions contemplated by the Underwriting Agreement, other than those already obtained.

15. The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the PRC and will be honored by courts in the PRC.

16. The entry into, and performance or enforcement of the Underwriting Agreement in accordance with its terms will not subject Roth to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will Roth be deemed to be resident, domiciled, carrying on business or subject to taxation through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of entry into, performance or enforcement of the Underwriting Agreement or any transaction contemplated by the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.

17. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by Roth to the government of the PRC or to any political subdivision or taxing authority thereof or therein in connection with the execution and delivery of the Underwriting Agreement, the sale and delivery by the Selling Shareholders of the Shares to or for the account of Roth, the sale and delivery outside the PRC by Roth of the Shares to the purchasers thereof in the manner contemplated in the Underwriting Agreement.

In addition, the PRC counsel shall state:

Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, we have no reason to believe, that (a) when it became of effective, any part of the Registration Statement (other than the financial statements and related schedules therein, as to which we express no opinion) describing or summarizing PRC laws and regulations or documents, agreements or proceedings governed by PRC laws and regulations contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; (b) as of the date of the Underwriting Agreement and the date hereof, any part of the Time of Sale Disclosure Package (other than the financial statements and related schedules therein, as to which we express no opinion) describing or summarizing PRC laws and regulations or documents, agreements or proceedings governed by PRC laws and regulations contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein not misleading; or (c) at the time the Prospectus was filed with the Commission or at the date hereof, any part of the Prospectus (other than the financial statements and related schedules therein, as to which we express no opinion) describing or summarizing PRC laws and regulations or documents, agreements or proceedings governed by PRC laws and regulations contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein not misleading.

The term “Knowledge” as used in this opinion shall mean the actual knowledge of the attorneys who have been directly involved in representing the Company after due and reasonable inquiry.

SCHEDULE IV

Selling Stockholder Opinions

(Note that the Selling Stockholder Opinions will need to include this Agreement and each Pricing Agreement.)

1. The Selling Stockholder is duly organized, validly existing and in good standing under the laws of the state of its organization with requisite power to own or lease, as the case may be, and to operate its properties and conduct its business.

2. The statements in the Prospectus under the headings “Selling Stockholders”, insofar as such statements purport to summarize legal matters, agreements or documents discussed therein, fairly present, to the extent required by the Securities Act and the rules thereunder, in all material respects, such legal matters, agreements or documents.

3. The Underwriting Agreement has been duly authorized by all necessary action on the part of the Selling Stockholder and has been duly executed and delivered by the Selling Stockholder.

4. The sale of the Shares by the Selling Stockholder pursuant to the Underwriting Agreement will not result in a breach or violation of (or constitute any event that with notice, lapse of time or both would result in a breach of violation of): (i) the charter or other organizational documents of the Selling Stockholder, (ii) any statute, law, rule, or regulation which, in our experience is typically applicable to transactions of the nature contemplated by the Agreement and is applicable to the Selling Stockholder, (iii) any order, writ, judgment, injunction, decree, or award that has been entered against the Selling Stockholder and of which we are aware, or (iv) any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation or other understanding to which the Selling Stockholder is a party of by which any property or asset of the Selling Stockholder is bound or affected.

5. No consent, approval, authorization or filing with or order of any U.S. Federal or New York court or governmental agency or body having jurisdiction over the Selling Stockholder is required for the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Securities Act and except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by Roth in the manner contemplated in the Agreement and in the Prospectus.

SCHEDULE V

Lock-Up Agreement

___________ __, 2009

Roth Capital Partners, LLC
24 Corporate Plaza Drive
Newport Beach, CA 92660

Ladies and Gentlemen:

The undersigned understands that Roth Capital Partners, LLC (“RCP”) and Maxim Group LLC (collectively, the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with SkyPeople Fruit Juice, Inc., a Nevada corporation (the “Company”), and Barron Partners, LP and Eos Holdings LLC (the “Selling Stockholders”), providing for the public offering by the Underwriter of the common stock, par value $0.001 per share, of the Company (the “Common Stock”).

To induce the Underwriters to participate in the Offering and to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of RCP, it will not, during the period commencing on the date hereof and ending 180 days after the date hereof (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, or (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member; provided that in the case of any transfer or distribution pursuant to clause (b), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-up Period.  In addition, the undersigned agrees that, without the prior written consent of RCP, it will not, during the period commencing on the date hereof and ending 180 days after the date hereof, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless RCP waives such extension.

No provision in this agreement shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock, provided that the undersigned does not transfer the Common Stock acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this agreement.  In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock within the Lock-Up Period).

The undersigned understands that the Underwriters are relying upon this agreement in proceeding toward consummation of the Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement.  Whether or not the Offering actually occurs depends on a number of factors, including market conditions.

Very truly yours,
(Name)
(Address)

SCHEDULE VI

Persons Subject to Lock-Up Agreements

Yongke Xue